 Exhibit 99.2
Enovix Announces Second Quarter 2022 Financial Results
FREMONT, Calif., August 10, 2022 (GLOBE NEWSWIRE) -- Enovix Corporation (“Enovix”) (Nasdaq: ENVX), the leader in the design and manufacture of next generation 3D Silicon™ Lithium-ion batteries, today posted to its website at https://ir.enovix.com a quarterly shareholder letter containing the financial results for the second quarter of 2022, ending July 3, 2022, and a new investor presentation.
The shareholder letter and investor presentation provide business updates that detail progress made in the quarter along several key areas including technology, production, and commercialization.
“I’m pleased to announce that we met our commitment to ship commercial cells for revenue in the second quarter and are now shipping to multiple customers out of Fab-1,” said Harrold Rust, President, Chief Executive Officer and Co-Founder of Enovix. “Our challenge now is improving our manufacturing output and scaling to meet the demands of world-leading companies.”
Enovix will hold a conference call at 2:00 PM PT / 5:00 PM ET today, August 10, 2022, to discuss the company’s business updates and financial results.
To join the call, participants must first register at this link, where a dial-in number will be provided.
A simultaneous live webcast will also be available via the investor relations section of the Company’s website at https://ir.enovix.com. An archived version of the webcast will be available for one year at https://ir.enovix.com.
About Enovix
Enovix is the leader in advanced silicon-anode lithium-ion battery development and production. The company's proprietary 3D cell architecture increases energy density and maintains high cycle life. Enovix is building an advanced silicon-anode lithium-ion battery production facility in the U.S. for volume production. The company's initial goal is to provide designers of category-leading mobile devices with a high-energy battery so they can create more innovative and effective portable products. Enovix is also developing its 3D cell technology and production process for the electric vehicle and energy storage markets to help enable widespread utilization of renewable energy. For more information, go to www.enovix.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements in this press release include, but are not limited to, statements regarding shipping to multiple customers out of Fab-1 and improving our manufacturing output and scaling to meet the demands of world-leading companies. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed annual periodic reports on Form 10-K and quarterly report on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this press release speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.
For investor and media inquiries, please contact:
Enovix Corporation
Charles Anderson
Phone: +1 (612) 229-9729
Email: canderson@enovix.com
Or
The Blueshirt Group
Gary Dvorchak, CFA
Phone: (323) 240-5796
Email: gary@blueshirtgroup.com
For media inquiries, please contact:
Enovix Corporation
Kristin Atkins
Phone: +1 (650) 815-6934
Email: katkins@enovix.com
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